Annual Fund Operating Expenses - Bridges Capital Tactical ETF - Bridges Capital Tactical ETF Class	Jul. 31, 2026
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.78%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	0.00%
Acquired Fund Fees and Expenses	0.09%	[1]
Expenses (as a percentage of Assets)	0.87%

[1]	Acquired Fund Fees and Expenses (AFFE) include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including funds which invest exclusively in money market instruments. Because AFFEs are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights included in the Fund’s reports to shareholders.